SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 27, 2003

FLEXIINTERNATIONAL SOFTWARE, INC.

_________________________

(Exact Name of Registrant as Specified in Charter)

Delaware

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(State or Other Jurisdiction of Incorporation)

000-23453	06-1309427
_____________________________________	________________________________
(Commission File Number)	(I.R.S. Employer Identification No.)

Two Enterprise Drive, Shelton, CT	06484
______________________________________	________________________________
(Address of Principal Executive Offices)	(Zip Code)

(203) 925-3040

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(Registrant’s Telephone Number, Including Area Code)

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n/a

_________________________

(Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 27, 2003, with the approval of the Audit Committee and the concurrence of the Board of Directors, FlexiInternational Software, Inc. (the “Registrant”) engaged Kingery, Crouse & Hohl, P.A. (KCH) as its independent auditors.  Flexi dismissed its former independent auditors, Hill, Barth & King LLC (“HBK”), effective as of that date.  HBK informed registrant that it would not register with the Public Company Accounting Oversight Board as required by the Sarbanes-Oxley Act and thus would no longer be able to provide audit services to public company registrants.  Prior to the engagement of KCH, HBK had served as the independent auditors of the Registrant since December 2001.  Prior to the engagement, there were no consultations between KCH and the Registrant regarding the treatment of accounting, auditing or financial reporting issues.

HBK’s audit of the Registrant’s financial statements for the year ended December 31, 2002, and issued audit report dated January 22, 2003, for fiscal year 2002, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  HBK’s audit of the Registrant’s financial statements for the year ended December 31, 2001, and issued audit report dated February 20, 2002, for fiscal year 2001, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

There have been no disagreements between the Registrant and HBK in connection with the audit of the Registrant’s financial statements for the fiscal years ended December 31, 2001 and 2002, and in the subsequent interim period through June 27, 2003, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HBK, would have caused HBK to make reference to the subject matter of the disagreements in its report on the Registrant’s financial statements for any such periods.  None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended, occurred with respect to the Registrant’s two most recent fiscal years or the subsequent interim period through June 27, 2003 preceding the dismissal of HBK.

HBK furnished the Registrant with a letter addressed to the United States Securities and Exchange Commission stating that it agrees with the above statements, which letter is attached hereto as Exhibit 16.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired

Not Applicable.

(b)	Pro Forma Financial Information

Not Applicable.

(c)	Exhibits

2

                                                                      16.1    Letter regarding change in certifying accountant from Hill, Barth & King
                                                                                 LLC to the United States Securities and Exchange Commission.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXIINTERNATIONAL SOFTWARE, INC.

Date: July 7, 2003	By: /s/ Stefan R. Bothe
______________________________________________________________ Stefan R. Bothe Chief Executive Officer

3

EXHIBIT INDEX

Exhibit No.	Description
____________	_______________
16.1	Letter regarding change in certifying accountant from Hill, Barth & King LLC to the United States Securities and Exchange Commission.

4

Exhibit 16.1

July 3, 2003

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of FlexiInternational Software, Inc. dated June 27, 2003, except for the first and last sentences of the first paragraph, as to which we have no basis for agreeing or disagreeing with such statements.

Yours truly,

/s/  HILL, BARTH & KING LLC